UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   June 1, 2007 (May 22, 2007)
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number:   001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of TreeHouse Foods, Inc. (NYSE: THS) (the “Company”), filed with the Securities and Exchange Commission on May 22, 2007 (the “Form 8-K”), which reported under Item 5.02 the resignation of Michelle Obama from the Company’s Board of Directors. This amendment is filed to provide information under Item 3.01, and unless set forth below, all previous Items of the Form 8-K are unchanged.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     Terdema L. Ussery, II, who is currently a member of the Company’s Board of Directors, was appointed, effective June 1, 2007, to the Audit Committee of the Board of Directors and was named the “Lead Director” who presides over non-management sessions of the Board of Directors.
     Following the resignation of Michelle R. Obama from the Company’s Board of Directors described below in Item 5.02, the Company was in technical deficiency with section 303A.07(a) of the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “NYSE Manual”), which requires that an audit committee be comprised of at least three directors, and section 303A.03 of the NYSE Manual, which requires each listed company to have a presiding director. With Mr. Ussery’s appointments, on June 1, 2007, the NYSE confirmed to the Company that it is in compliance with all NYSE corporate governance listing standards, notwithstanding a technical deficiency notice delivered to the Company by the NYSE on May 24, 2007.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 22, 2007, the Company issued a press release announcing the resignation of Michelle R. Obama from the Company’s Board of Directors, effective May 22, 2007. Ms. Obama’s resignation is the result of increased demands on her time and is not due to any disagreement with the Company on any matter. A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Exhibit	Exhibit
Number	Description

99.1	Press Release dated May 22, 2007, announcing the resignation of Michelle R. Obama from the Company’s Board of Directors effective May 22, 2007 (previously filed as a part of this Current Report on Form 8-K filed on May 22, 2007)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: June 1, 2007	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

99.1	Press Release dated May 22, 2007, announcing the resignation of Michelle R. Obama from the Company’s Board of Directors effective May 22, 2007 (previously filed as a part of this Current Report on Form 8-K filed on May 22, 2007)